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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 14, 2000


                  Advanta Conduit Receivables, Inc., as Sponsor
                 on behalf of Advanta Mortgage Loan Trust 2000-2
             (Exact name of registrant as specified in its charter)

            Nevada                     333-92669               88-0360305
(State or Other Jurisdiction       (Commission File         (I.R.S. Employer
      of Incorporation)                 Number)            Identification No.)

                        Advanta Conduit Receivables, Inc.
             (Exact name of registrant as specified in its charter)

           Nevada                      333-92669               88-0360305
(State or other jurisdiction          (Commission            (IRS Employer
      of incorporation)               File Number)             ID Number)

  Attention: General Counsel
  10790 Rancho Bernardo Road
     San Diego, California                                      92127
(Address of principal executive                               (Zip Code)
           offices)

Registrant's Telephone Number,
including area code:                                           (858) 676-3099


          (Former name or former address, if changed since last report)
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Item 5.  Other Events

               In connection with the offering of the Advanta Mortgage Loan Trust, 2000-2, Advanta Mortgage Loan Asset Backed Certificates, Series 2000-2 described in a Prospectus Supplement related to the offered certificates, certain "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) Not applicable

         (b) Not applicable.

         (c) Exhibits

             Exhibit No.             Description

             99.1.                   Related Computational Materials
                                     (as defined in Item 5 above).


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           ADVANTA MORTGAGE LOAN TRUST 2000-2

                                           By: Advanta Conduit Receivables, Inc.

                                           By: /s/ Michael Coco
                                               --------------------------------
                                               Name: Michael Coco
                                               Title: Vice President


                                           By: Advanta Conduit Receivables, Inc.


                                           By: /s/ Michael Coco
                                               --------------------------------
                                               Name: Michael Coco
                                               Title: Vice President




Dated: August 14, 2000

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                                  EXHIBIT INDEX



Exhibit No.    Description

 99.1.         Related Computational Materials
               (as defined in Item 5 above).

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